UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 10, 2014

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification
Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01—REGULATION FD DISCLOSURE

Ashford Hospitality Trust Inc. (“Ashford Trust”) intends to separate its asset management and external advisory business from its hospitality investment business.  Ashford Trust will accomplish the separation with a taxable pro rata special distribution to its common stockholders of shares of common stock of Ashford Inc., a newly formed Delaware corporation that is currently Ashford Trust’s wholly-owned subsidiary.

In connection with the separation and distribution, Ashford Trust obtained two third-party valuation reports for Ashford Inc. (the “Valuation Reports”) prepared by JMP Securities LLC (“JMP Securities”) and Robert W. Baird & Co. Incorporated (“Baird”).  The valuations included in the Valuation Reports, which are included as Appendix A and Appendix B, respectively, to the prospectus (the “Prospectus”) filed as part of the registration statement on Form S-4 of Ashford Inc., as declared effective by the SEC on October 7, 2014 and the information statement included in the Form 10, filed with the SEC on October 3, 2014, were based on the assumptions that the separation and distribution had been completed as of the valuation date.  The Valuation Reports are attached as Exhibits 99.2 and 99.3.

As noted in the Valuation Reports, the third-party valuations were based, among other information and factors, on the review of (i) publicly available financial statements and other business and financial information regarding Ashford Inc., Ashford Trust and Ashford Hospitality Prime, Inc. (“Ashford Prime”); (ii) certain internal financial statements and other financial and operating data concerning Ashford Inc. that were prepared by management of Ashford Inc.; and (iii) certain financial forecasts prepared by management of Ashford Inc.  As set forth in the Valuation Reports, JMP Securities opined that the range of equity values of Ashford Inc. at September 30, 2014 was between $59 million and $64 million before consideration of the deferred compensation obligation, and Baird stated that, in its good faith estimation, Ashford Inc. had an enterprise valuation range of $48 million to $61 million, with a midpoint of $54 million.  Management of Ashford Trust believes that such valuations are consistent with Ashford Inc.’s anticipated earnings before income taxes, depreciation and amortization for the year to end December 31, 2015 (the “2015 EBITDA”) determined based on the separation and distribution of the Ashford Inc. stock occurring as set forth in the Prospectus and the assumptions set forth in Exhibit 99.1 to this Current Report on Form 8-K.

The financial statements of Ashford Inc. included in the Prospectus are carve-out financial statements of Ashford Inc. from Ashford Trust.  Such financial statements conform to the requirements of generally accepted accounting principles, as currently in effect in the United States, and to the requirements of Regulation S-X of the SEC.  Nonetheless, after discussions with certain investors of Ashford Trust, management of Ashford Trust has concluded that the financial statements included in the Prospectus may have created some confusion in understanding the valuations of JMP Securities and Baird, as set forth in their Valuation Reports.  In particular, such carve-out financial statements are not reflective of certain financial results of Ashford Inc. which management anticipates for future periods, including, among other anticipated financial results, the expected 2015 EBITDA.  Management of Ashford Trust believes that such management forecasts were and are important to the development of the valuations contained in the Valuation Reports and are helpful in understanding those valuations.  Accordingly, to provide to Ashford Trust’s common stockholders additional financial information consistent with that provided to JMP Securities and Baird in connection with their preparations of the respective Valuation Reports, Ashford Trust is attaching to this Current Report on Form 8-K the financial information set forth in Exhibit 99.1 to this Current Report on Form 8-K (the “Additional Financial Information”).  The Additional Financial Information is consistent with that which was provided to, and considered by, JMP Securities and Baird in making the respective valuations set forth in the Valuation Reports.  Ashford Trust also believes that the Additional Financial Information will provide further transparency and clarity to its stockholders.  Expected 2015 EBITDA, as set forth in Exhibit 99.1, does not assume any additional acquisitions, dispositions, or financing transactions.  Further, estimated expenses in determining 2015 EBITDA are based on the assumptions that there are no changes in revenue.  To the extent revenues increase as a result of increases in total market capitalization of Ashford Trust or Ashford Prime, or the launch of future platforms, investments or otherwise, there may be corresponding increases in expenses.

Cautionary Statement Concerning Forward-Looking Statements.

The Additional Financial Information contains information that may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Such forward-looking statements are intended to enjoy the protection of the safe harbor for forward-looking statements provided by that act.  Those forward-looking statements include the anticipated financial results of Ashford Inc. for periods that end in the future, including without limitation, the 2015 EBITDA. All of these forward-looking statements are subject to risks, uncertainties and other factors, including:  the factors referenced in the Prospectus, including those set forth under the section captioned “Risk Factors,” “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” and “Business of Ashford Inc.;” general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise, and the market price of Ashford Inc. common stock; changes in business or investment strategy; availability, terms and deployment of capital; changes in the industry and market in which Ashford Inc. operates, interest rates, or the general economy; the degree and nature of competition; actual and potential conflicts of interest with or between Ashford Prime and Ashford Trust, Ashford Inc.’s executive officers and its non-independent directors; availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; and legislative and regulatory changes.  Certain of these matters are discussed more fully in the Prospectus, and we urge you to read the Prospectus when considering the forward-looking statements included in the exhibit to this Current Report on Form 8-K.  The forward-looking statements included in the exhibit to this Current Report on Form 8-K are not guarantees of any of the future financial results of Ashford Inc. and involve known and unknown risks and uncertainties and other factors.  Because of the factors listed above, changes in facts, such unknown risks and uncertainties, assumptions on which such forward-looking statements are based not being realized or other circumstances, Ashford Inc.’s actual results may differ materially from anticipated financial results expressed or implied in these forward-looking statements that are included in the exhibit to this Current Report on Form 8-K.   Although Ashford Trust believes that the anticipated financial results of Ashford Inc. included in those forward-looking statements are based upon reasonable assumptions, it can give no assurance that those anticipated financial results will be attained or that any deviation of the actual financial results of Ashford Inc. from the anticipated financial results stated in or implied by such forward-looking statements will not be material.  The forward-looking statements included in such exhibit are made on and as of the date of this Current Report on Form 8-K, and Ashford Trust undertakes no obligation to update those forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

Ashford Inc. has filed with the SEC a registration statement on Form S-4 that includes the Prospectus.  The Prospectus contains important information about the exchange offer, Ashford Inc., Ashford Hospitality Advisors LLC (“Ashford LLC”) and related matters.  Ashford Inc. has delivered the Prospectus to holders of Ashford LLC common units.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.  BEFORE MAKING ANY INVESTMENT DECISION.  This communication is for informational purposes only and is neither an offer to sell nor the solicitation of an offer to buy any securities.  The offer will be made solely by the Prospectus.

Holders of Ashford LLC common stock may obtain the Prospectus, and other related documents filed with the SEC, at the SEC’s Public Reference Room, located at 100 F Street, N.E., Washington, D.C.  20549, and may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Holders of Ashford LLC common stock may also obtain copies of the Prospectus, and other documents filed with the SEC, by mail from the SEC at the above address, at prescribed rates.  The SEC also maintains a website that contains reports and other information that Ashford Trust and Ashford Inc. file electronically with the SEC.  The address of that website is http://www.sec.gov.

Documents filed by Ashford Inc. with the SEC are also available from Ashford Inc. without charge to security holders upon written or oral request. Documents filed by Ashford Inc. with the SEC may be obtained by requesting them in writing or by telephone at the following address:

Ashford Inc.

14185 Dallas Parkway, Suite 1100

Dallas, Texas 75254

Attention: Investor Relations

Telephone: (972) 490-9600

In order to receive timely delivery of those materials, you must make your requests no later than five business days before expiration of the exchange offer.

Item 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit No.	Description

99.1	Additional Financial Information regarding Ashford Inc.

99.2	Valuation Report of JMP Securities LLC

99.3	Valuation Report of Baird & Co. Incorporated

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 10, 2014

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Additional Financial Information regarding Ashford Inc.

99.2	Valuation Report of JMP Securities LLC

99.3	Valuation Report of Baird & Co. Incorporated